Filed under Rule 497(k)
Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012, as supplemented

At a meeting held on August 5-6, 2013, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “JPMIM Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management, Inc. (“JPMIM”) with respect to the Growth & Income Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on June 30, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the JPMIM Sub-Advisory Agreement, SunAmerica Asset Management Corp. (“SAAMCo”) will cease to be a sub-adviser to the Growth & Income Fund, and the following changes will become effective with respect to the Growth & Income Fund:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a bottom-up, disciplined investment process. The sub-adviser seeks to achieve the Fund’s investment objective through stock selection grounded in proprietary fundamental research and disciplined portfolio construction. Individual securities are ranked within industry sectors based on the attractiveness of their valuations. The sub-adviser believes this approach may reduce the market timing, sector and style risks typically associated with active portfolio management while maintaining risk characteristics similar to the Fund’s benchmark.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large capitalization companies. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Performance Information, the following is inserted immediately above the bar chart:

J.P. Morgan Investment Management, Inc. (“JPMIM”) assumed sub-advisory responsibility on September 16, 2013. Prior to such time, the Fund was sub-advised by SunAmerica Asset Management Corp.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Zingone	2013	Managing Director
Tim Snyder	2013	Vice President

Date: August 7, 2013